UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 16, 2012

To Our Shareholders:

The 2012 Annual Meeting of Shareholders of Rocky Mountain Chocolate Factory, Inc. (the “Company”) will be held on Thursday, August 16, 2012, at 10:00 a.m. (local time), at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301 for the following purposes:

1.	To elect six directors to serve until the 2013 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

2.	To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only record holders of the Company’s common stock at the close of business on June 25, 2012 will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Important Notice Regarding the Availability of Proxy Materials
 for the Shareholder Meeting to be Held on August 16, 2012.
This Proxy Statement and our Annual Report to Shareholders are available at:
www.edocumentview.com/RMCF

On or about July 6, 2012, we will mail our shareholders a notice containing instructions on how to access the Proxy Statement and our 2012 Annual Report to Shareholders via the Internet and to vote online. The notice also provides instructions on how shareholders can request a paper copy of these documents and enroll in e-delivery to receive future proxy materials via email.

Each shareholder, even if he or she now plans to attend the meeting, is requested to submit his or her proxy as soon as possible.  Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

By order of the Board of Directors /s/ Tracy D. Wojcik Tracy D. Wojcik Secretary

Durango, Colorado
June 28, 2012

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303

PROXY STATEMENT

2012 Annual Meeting of Shareholders – August 16, 2012

SOLICITATION AND REVOCABILITY OF PROXIES

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Rocky Mountain Chocolate Factory, Inc. (the “Company”, “we”, “our” or “us”) for use only at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, August 16, 2012, at 10:00 a.m. (local time), at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301.

Each shareholder, even if he or she now plans to attend the meeting, is requested to promptly submit his or her proxy and voting instructions as soon as possible.  Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

A Notice of Internet Availability of Proxy Materials, which includes instructions about how to access this Proxy Statement, our 2012 Annual Report to Shareholders and the proxy card, is first being sent to our shareholders on or about July 6, 2012.  A person giving his or her proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (1) re-submitting his or her vote online, (2) delivering written notice of revocation to our Secretary at our principal offices at 265 Turner Drive, Durango, Colorado 81303, (3) duly executing and delivering a proxy for the Annual Meeting bearing a later date, or (4) if a record holder of our common stock, voting in person at the Annual Meeting.

We will bear the cost of this solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our common stock, par value $0.03 per share (the "Common Stock").  In addition, our officers, directors and other regular employees, without additional compensation, may solicit proxies by mail, email, personal interview, telephone or telegraph.

VOTING SECURITIES

The close of business on June 25, 2012 has been fixed as the record date for the determination of record holders of our Common Stock entitled to notice of, and to vote at, the Annual Meeting.  On the record date, 6,022,741 shares of our Common Stock were outstanding and eligible to be voted at the Annual Meeting.

For each share of our Common Stock held on the record date, a shareholder is entitled to one vote on all matters to be voted on at the Annual Meeting, except the election of directors.

Shareholders have cumulative voting rights in the election of directors, and there is no condition precedent to the exercise of those rights.  Under cumulative voting, each shareholder is entitled to as many votes as shall equal the number of his or her shares of our Common Stock multiplied by six, the number of directors to be elected, and he or she may cast all of those votes for a single nominee or divide them among any two or more nominees as he or she sees fit.  It is the intention of the proxy holders to exercise voting rights in order to elect the maximum number of nominees named below.  An instruction on the proxy to withhold authority to vote for any nominee will be deemed an authorization to vote cumulatively for the remaining nominees, unless otherwise indicated.

With respect to the proposal for ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm, shareholders may vote "FOR," "AGAINST" or "ABSTAIN." If you vote your shares without providing specific instructions regarding this proposal, your shares will be voted "FOR" this proposal.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on August 16, 2012

This Proxy Statement and our 2012 Annual Report to Shareholders are available on the internet at www.edocumentview.com/RMCF.

VOTING PROCEDURES

The vote required for the election of directors is a plurality of the shares of our Common Stock present or represented by proxy at the meeting and entitled to vote thereon, provided a quorum is present.  Withhold votes will have no effect on the outcome of this proposal.  The vote required for the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm, and the approval of any other item to be acted upon at the Annual Meeting, is the affirmative vote of a majority of the shares of our Common Stock entitled to vote on the matter and present or represented by proxy at the Annual Meeting, provided a quorum is present.  Abstentions will have the effect of voting against this proposal.  A quorum is established by the presence or representation at the Annual Meeting of the holders of a majority of the shares of our Common Stock.

Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares.  However, brokers do not have authority to vote on “non-routine” items without such instructions.  Such “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any non-routine matter to be acted upon. For matters requiring the affirmative vote of a plurality of the shares of our Common Stock present or represented at the Annual Meeting, such as the election of directors, broker non-votes would have no effect on the outcome of the vote.  For matters requiring the affirmative vote of a majority of the shares of our Common Stock present or represented at the Annual Meeting and entitled to vote, broker non-votes would not be counted as among the shares entitled to vote with respect to such matters.  Thus, the effect of any broker non-votes with respect to such matters would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval.

Shareholders are not entitled to any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting, because, pursuant to Colorado law, the matters to be acted upon do not give rise to any such dissenters’ rights.

Shareholders may vote their proxy on the internet at www.edocumentview.com/RMCF.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 1, 2012, with respect to the shares of Common Stock beneficially owned (i) by each person known to us to be the beneficial owner of more than 5% of our Common Stock, (ii) by each director or nominee for election as a director and each executive officer named in the 2012 Summary Compensation Table below and (iii) by all of our directors and executive officers as a group.  As of June 1, 2012, 6,143,009 shares of our Common Stock were outstanding.

The number of shares beneficially owned includes shares of our Common Stock with respect to which the persons named below have either investment or voting power.  A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of June 1, 2012 through the exercise of options, vesting of restricted stock units, or through the conversion of another security.  For purposes of calculating each person’s or group’s percentage ownership, shares of our Common Stock issuable upon the exercise of options, vesting of restricted stock units or through conversion of another security within 60 days of June 1, 2012 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.  Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

Unless otherwise indicated, the address for each director and executive officer listed below is C/O Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

5% Stockholders:
Craig D. Hodges	719,839	(1)	11.72%
First Dallas Holdings, Inc.	719,839	(1)	11.72%
Hodges Capital Management, Inc.	632,936	(1)	10.30%
Hodges Fund	530,000	(1)	8.63%
FMR LLC	504,022	(2)	8.20%

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Directors and Executive Officers:
Franklin E. Crail	699,552	(3)	11.39%
Clyde Wm. Engle	5,234	(4)	*
Bryan J. Merryman	157,547	(4) (5)	2.54%
Edward L. Dudley	82,291	(4)	1.33%
Gerald A. Kien	46,700	(4)	*
Lee N. Mortenson	3,734	(4)	*
Jay B. Haws	83,545	(4)	1.35%
Gregory L. Pope	127,148	(4) (6)	2.04%
Scott G. Capdevielle	10,690	(4)	*
All executive officers and directors as a group (12 persons)	1,285,300	(7)	20.08%

*Less than 1%

(1)
Based solely on the information contained in a filing on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2012.  Craig D. Hodges is the controlling shareholder of First Dallas Holdings, Inc. (“FDHI”).  FDHI is the owner of Hodges Capital Management, Inc. (“HCM”), and HCM is the investment advisor of the Hodges Fund (“HF”).  The address of Mr. Hodges, FDHI, HCM and HF is 2905 Maple Ave., Dallas, Texas 75201.

(2)
Based solely on the information contained in a filing on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012.  The address of FMR LLC is 82 Devonshire Street, Boston, MA  02109.

(3)	Shares beneficially owned include 33,000 shares that have been pledged by Mr. Crail as collateral on a loan for an immediate family member.

(4)
Shares beneficially owned include shares that these persons have the right to acquire within 60 days of June 1, 2012 through the exercise of options or settlement of restricted stock units as follows: Mr. Mortenson - 3,234 shares, Mr. Kien - 3,234 shares, Mr. Engle - 3,234 shares, Mr. Capdevielle - 3,234 shares, Mr. Dudley - 38,105 shares, Mr. Merryman - 52,655 shares, Mr. Haws - 37,765 shares and Mr. Pope - 78,246 shares.

(5)	Shares beneficially owned by Mr. Merryman are pledged as security of a margin loan of approximately $239,000.

(6)	Shares beneficially owned include 24,255 shares held in margin accounts by Mr. Pope.

(7)
Shares beneficially owned include 274,602 shares that our executive officers and directors as a group have the right to acquire within 60 days of June 1, 2012 through the exercise of options or settlement of restricted stock units.

PROPOSAL 1.  ELECTION OF DIRECTORS

Nominees

Our Amended and Restated Bylaws (“Bylaws”) provide for no fewer than three or more than nine directors.  The Board of Directors by resolution has previously fixed the current number of directors at six.  Directors are elected for one year terms.  Six directors will be elected at the Annual Meeting.

Upon recommendation of the Nominating Committee, the Board of Directors has nominated Messrs. Crail, Merryman, Kien, Mortenson, Engle and Capdevielle for re-election as directors. Proxies will be voted, unless authority to vote is withheld by the shareholder, FOR the election of Messrs. Crail, Merryman, Kien, Mortenson, Engle and Capdevielle to serve until the 2013 Annual Meeting of Shareholders and until the election and qualification of their respective successors.  If any such nominee shall be unable or shall fail to accept nomination or election by virtue of an unexpected occurrence, proxies may be voted for such other person or persons as shall be determined by the proxy holders in their discretion. Shareholders may not vote for more than six persons for election as directors at the Annual Meeting.

Set forth below is certain information concerning each nominee for election as a director:

Name	Positions With Company	Age	Director Since
Franklin E. Crail	Chairman of the Board, Chief Executive Officer and President	70	1982
Bryan J. Merryman	Chief Operating Officer, Chief Financial Officer, Treasurer and Director	51	1999
Gerald A. Kien	Director	80	1995
Lee N. Mortenson	Director	76	1987
Clyde Wm. Engle	Director	69	2000
Scott G. Capdevielle	Director	46	2009

The Board of Directors believes that our current directors, as a whole, provide the diversity of experience and skills necessary for a well-functioning board. All of our directors have substantial senior executive level experience. The Board of Directors values highly the ability of individual directors to contribute to a constructive board environment and the Board of Directors believes that the current board members, collectively, perform in such a manner. Set forth below is a more complete description of each director’s background, professional experiences, qualifications and skills.

Franklin E. Crail.  Mr. Crail co-founded the first Rocky Mountain Chocolate Factory store in May 1981.  Since our incorporation in November 1982, he has served as our Chief Executive Officer, President and as a director, and, from September 1981 to January 2000, he served as our Treasurer.  He was elected Chairman of the Board in March 1986.  Prior to founding the Company, Mr. Crail was co-founder and President of CNI Data Processing, Inc., a software firm which developed automated billing systems for the cable television industry.  As our Chief Executive Officer, President and director since 1982, Mr. Crail brings his leadership, extensive experience and knowledge of the Company, the industry, our customers and the investment community to the Board of Directors.

Bryan J. Merryman.  Mr. Merryman joined us in December 1997 as Chief Financial Officer and Vice President - Finance.  Since April 1999, Mr. Merryman has also served as our Chief Operating Officer and as a director, and since January 2000, as our Treasurer.  From January 1997 to December 1997, Mr. Merryman was a principal in Knightsbridge Holdings, Inc. (a leveraged buyout firm).  Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of after-market auto parts, from July 1996 to November 1997, and prior to July 1996, was employed for more than eleven years by Deloitte and Touche LLP, most recently as a Senior Manager.  Mr. Merryman’s extensive operational, accounting and financial expertise, along with his extensive knowledge of our business and broad industry expertise, provides significant value and insights to the Board of Directors.

Gerald A. Kien.  Mr. Kien has served on our Board of Directors since August 1995.  He retired in 1995 from his positions as President and Chief Executive Officer of Remote Sensing Technologies, Inc., a subsidiary of Envirotest Systems, Inc., a company engaged in the development of instrumentation for vehicle emissions testing located in Tucson, Arizona.  Mr. Kien has served as a director and as Chairman of the Executive Committee of Sun Electric Corporation since 1980 and as Chairman, President and Chief Executive Officer of Sun Electric until retirement in 1993.  Mr. Kien’s extensive executive and board experience is invaluable to the Board of Directors.

Lee N. Mortenson.  Mr. Mortenson has served on our Board of Directors since 1987.  Mr. Mortenson has been engaged in consulting and investment activities since July 2000 and was a Managing Director of Kensington Partners, LLC (a private investment firm) from June 2001 to April 2006.  Mr. Mortenson has been President and Chief Executive Officer of Newell Resources LLC since 2002 providing management consulting and investment services.  Mr. Mortenson served as President, Chief Operating Officer and a director of Telco Capital Corporation, a manufacturing and real estate company, from January 1984 to February 2000.  He was President, Chief Operating Officer and a director of Sunstates Corporation, a manufacturing and real estate company, from December 1990 to February 2000.  Mr. Mortenson was a director of Alba-Waldensian, Inc., an apparel and medical device manufacturing company, from 1984 to July 1999, and also served as its President and Chief Executive Officer from February 1997 to July 1999.  Mr. Mortenson’s manufacturing experience and investment expertise provides valuable insight to the Board of Directors with respect to our manufacturing operations and financial success.

Clyde Wm. Engle. Mr. Engle has served on our Board of Directors since January 2000, and previously from December 1987 to August 1995. Mr. Engle is currently the Chairman of the Board of Directors, President and Chief Executive Officer of Lincolnwood Bancorp, Inc. (formerly known as GSC Enterprises, Inc.). Lincolnwood Bancorp, Inc. owned the Bank of Lincolnwood until June 2009 when the Bank of Lincolnwood came under control of the Federal Deposit Insurance Corporation (“FDIC”). Mr. Engle’s extensive executive and board experience brings governance, investment and strategic expertise to the Board of Directors.

Scott G. Capdevielle. Mr. Capdevielle has served on our Board of Directors since June 2009.  Mr. Capdevielle founded and has served as President, Chief Executive Officer and a member of the Board of Directors of Syndicom, Inc., a software and consulting company, since 2000.  Prior to founding Syndicom, Inc., from 1999 to 2000, Mr. Capdevielle was Chief Executive Officer and founder of Untv, Inc., a company pioneering user-generated web video and distribution on the Internet.  From 1995 to 1999, Mr. Capdevielle founded and held the position of Chief Technical Officer and a member of the Board of Directors of Andromedia Corporation, a developer of web analytics software to Fortune 1000 companies prior to its sale to Macromedia, Inc.  Mr. Capdevielle has been engaged in the software industry since 1993 and has served on several advisory boards and Board of Directors of technology companies from 1994 to present.  He is currently a partner in Incas, LLC, a seed stage investment company focused in the medical device industry.  Mr. Capdevielle’s extensive executive and board experience brings operational, investment, strategic, technology and industry expertise to the Board of Directors.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the shareholders vote FOR the election of the six nominees named above.

Information Regarding Corporate Governance, the Board of Directors and Executive Officers

Nasdaq Listing Rules require that a majority of the Board of Directors must be comprised of independent directors.  The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson, Clyde Wm. Engle, and Scott G. Capdevielle are each independent directors as defined in the Nasdaq Listing Rules.

During the last fiscal year, our Board of Directors held five meetings.  Each director attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held and (ii) the total number of meetings held by all committees of the Board on which he served, except that Mr. Capdevielle attended 91% and Mr. Engle attended 40% of such meetings. Although we encourage our directors to attend the Annual Meeting, we do not have a formal policy regarding directors’ attendance at the Annual Meeting.  Mr. Crail and Mr. Merryman attended last year’s annual meeting.

No family relationships exist between any director or executive officer and any other of our directors or executive officers.

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions.  In addition, in accordance with Nasdaq Listing Rules, we have adopted a Code of Conduct applicable to all our officers, directors and employees.  The text of the Code of Ethics and the Code of Conduct is posted on our website at www.rmcf.com.  If we waive, or implicitly waive, any material provision of the codes, or substantively amend the codes, we will disclose that fact on our website within four business days.

Board Leadership Structure and Role in the Oversight of Risk Management

Since we were founded in 1981, we have employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board of Directors. We believe this traditional leadership structure benefits us.  A combined Chairman/Chief Executive Officer role helps provide strong, unified leadership for our management team and Board of Directors.  Furthermore, our customers, suppliers and other business partners have always viewed our Chairman/Chief Executive Officer as a visionary leader in our industry, and we believe that having a single leader is good for our business. Accordingly, we believe a combined Chairman/Chief Executive Officer position is the best governance model for our company and our shareholders at this time.  The Board of Directors has not specifically designated any director as a lead independent director.

Our Board of Directors oversees our risk management activities and implements its risk oversight functions through delegation to the Audit Committee.  The Audit Committee is responsible for overseeing our financial reporting processes and systems of internal controls regarding finance and accounting and certain other risk management functions as are delegated to the Audit Committee by the Board of Directors.  The Audit Committee provides a forum for communication among the Board of Directors, the independent auditors and our financial and senior management to facilitate open dialogue and promote effective risk management within our company.  In addition, the Audit Committee oversees our whistleblower/complaint procedures for accounting and auditing matters, which procedures provide that complaints or reports of suspected fraud, deficiencies or noncompliance relating to any accounting, internal controls or auditing matters should be promptly reported on an anonymous basis in writing to the chair of our Audit Committee.  Similarly, under our Code of Ethics for senior financial officers, persons who become aware of suspected violations of the Code of Ethics are encouraged to report such suspected violations promptly to the chair of the Audit Committee.  Under these policies, the Audit Committee monitors, investigates and makes determinations and recommendations for action to the Board of Directors as a whole with respect to suspected violations.

The Board of Directors and its committees encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its planning process.

Committees and Meetings

The Board of Directors has a standing Nominating Committee, Compensation Committee and Audit Committee.

Audit Committee:  Four meetings held in Fiscal 2012

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	●	Assists the full Board;
	●	Oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures;
	●	Oversight of the Company's financial statements and the independent audit thereof;
	●	Selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and
	●	Evaluating the independence of the independent auditors.

*
The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle are all "independent directors" under applicable Nasdaq and SEC rules applicable to Audit Committee members.

The Board of Directors has determined that Lee N. Mortenson is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and thus possesses "financial sophistication" as that term is defined by the Nasdaq Listing Rules.  The Audit Committee operates under a written charter adopted by the Board of Directors.  A copy of the Audit Committee Charter is available under Corporate Governance on the Investor Relations page of the Company's website at www.rmcf.com.

If the nominees identified above are elected to serve as directors for fiscal 2013, the 2013 Audit Committee will consist of:  Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Compensation Committee: One meeting held in Fiscal 2012

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	●	Assists the full Board;
	●	Approving remuneration arrangements for the Company's executive officers;
	●	Approving and administering grants of equity compensation awards to the Company's directors; and
	●	Approving and administering grants of equity compensation awards under the 2007 Equity Incentive Plan.

*
The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle were all "independent directors," "outside directors" and "non-employee directors" under applicable Nasdaq and SEC rules.

The Compensation Committee has full authority delegated to it by the Board of Directors to determine compensation for our executive officers and directors.  Under applicable corporate laws and regulations, the Compensation Committee may delegate its duties, but did not do so during fiscal year 2012 and does not intend to do so in the future.  The Compensation Committee determines compensation for our executive officers based on recommendations from our Chief Executive Officer and Chief Financial Officer.  The Chief Executive Officer and Chief Financial Officer are not present during voting or deliberation on their own compensation.  The Compensation Committee has not historically used compensation consultants in connection with performance of its duties.  The Compensation Committee does not have a written charter.  The Compensation Committee believes that we have no compensation policies and practices that give rise to risks reasonably likely to have a material adverse effect on us.

If the nominees identified as current directors are elected to serve as directors for fiscal 2013, the 2013 Compensation Committee will consist of:  Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Nominating Committee: One meeting held in Fiscal 2012

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	●	Assists the full Board;
	●	Identifying individuals qualified to become members of the Board of Directors; and
	●	Approving and recommending to the full Board director candidates.

*	The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle were all "independent directors" under applicable Nasdaq rules.

The Nominating Committee operates under a written charter adopted by the Board of Directors.  A copy of the Nominating Committee Charter is available under Corporate Governance on the Investor Relations page of the Company's website at www.rmcf.com.

If the nominees identified as current directors are elected to serve as directors for fiscal 2013, the 2013 Nominating Committee will consist of:  Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Director Nomination Process and Director Qualifications

The purposes of the Nominating Committee are: (i) to assist the Board of Directors in identifying individuals qualified to become members of the Board of Directors; and (ii) to approve and recommend to the Board of Directors qualified director candidates.

The Nominating Committee will consider director candidates recommended by shareholders when such recommendation is made in writing and (i) delivered pursuant to our Policy on Shareholder Communications with the Board of Directors, and (ii) received by us within the time period specified in our Bylaws and as set forth in “Deadlines for Submitting Shareholder Nominations and Proposals” below.

In determining whether an individual is qualified to serve on our Board of Directors, whether recommended by the Nominating Committee or by shareholders, the Nominating Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board of Directors.

We do not have a formal policy with respect to the consideration of diversity in identifying director candidates, however, in reviewing director nominee candidates, the Nominating Committee and the Board of Directors does consider diversity, including diversity of experience, gender, race and ethnicity.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a Policy on Shareholder Communications with the Board of Directors in order to facilitate shareholder communications with the Board of Directors.  Under the policy, shareholders are encouraged to contact the Board of Directors or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303; Attn: Corporate Secretary, Shareholder Communication.  A copy of the Policy on Shareholder Communications with the Board of Directors is posted on the Company's website at www.rmcf.com.

Involvement in Certain Legal Proceedings

On March 29, 1994, a class action was filed in the Circuit Court for the 21st Judicial District, Centerville, Hickman County, Tennessee against National Development Company, Inc. (“NDI”) and Sunstates Corporation (“Sunstates”) for breach of contract by a class of purchasers (the “Plaintiffs”) of real property in a recreational development developed and marketed by NDI.  The Plaintiffs brought the class action to recover for the diminution in value of their properties caused by the failure of NDI to complete the primary lake in the development.  On January 19, 1999, Mr. Engle was added as a defendant to the class action, alleging that Mr. Engle operated the two defendant corporations as his alter ego.  On January 24, 2000, the court found defendant NDI liable for over $2.5 million to the plaintiffs for the diminution in value of their real property based on a failure to build an adjacent lake as promised.  On August 30, 2005, a judgment was entered against Mr. Engle, personally, for the amount of the original judgment plus statutory interest (the “Tennessee Judgment”).

In a related case filed on October 29, 2007 in the Circuit Court for the Second Circuit, State of Hawaii, the Plaintiffs pursued a class action against Mr. Engle and others to set aside fraudulent transfers, for declaratory and injunctive relief and for damages.  In that complaint, the Plaintiffs claimed they were unable to collect on the Tennessee Judgment and alleged that Mr. Engle engaged in a scheme to aggressively and fraudulently transfer assets and earnings to his wife to hinder, delay and defraud his creditors.  Following a trial, a jury verdict was entered against Mr. Engle on March 3, 2010, whereby he was found to have fraudulently transferred shares of stock valued at $10,768,450 and the jury awarded punitive damages to the Plaintiffs in the amount of $43,073,800.  Several post-trial motions were filed after the jury verdict, but no material activity has occurred in this case since March 2010.

AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.  We are not employees of the Company and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company's financial statements.  Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with the standards of the Public Company Oversight Board (United States) or that the Company's independent registered public accounting firm is in fact "independent."

In this context, the Audit Committee has met and held discussions separately with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s audited financial statements for the fiscal year ended February 29, 2012 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the "PCOAB") in Rule 3200T.

The independent registered public accounting firm also provided to the Audit Committee the written disclosure required by the PCAOB regarding the independent accounting firm's communications with the Audit Committee concerning independence.  The Audit Committee discussed with the independent registered public accounting firm the firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions described above, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2012 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors,

Lee N. Mortenson
Gerald A. Kien
Scott G. Capdevielle

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Year 2012

The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s Chief Executive Officer, Chief Financial Officer and each of the three other most highly compensated executive officers of the Company during the fiscal year ended February 29, 2012.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	All Other Compensation ($)	Total ($)

Franklin E. Crail,	2012	$289,000	-0-	-0-	$23,991(1)	$312,991
Chairman of the Board,	2011	$289,000	-0-	$99,435	$21,145	$409,580
Chief Executive Officer and President	2010	$264,000	-0-	-0-	$18,231	$282,231

Bryan J. Merryman,	2012	$230,000	-0-	-0-	-0-	$230,000
Chief Operating Officer,	2011	$230,000	-0-	$162,884	-0-	$392,884
Chief Financial Officer and Director	2010	$230,000	-0-	-0-	-0-	$230,000

Edward L. Dudley,	2012	$190,000	-0-	-0-	-0-	$190,000
Sr. Vice President – Sales and Marketing	2011	$190,000	-0-	$33,145	-0-	$223,145
	2010	$173,000	$17,300	-0-	-0-	$190,300

Gregory L. Pope	2012	$186,000	-0-	-0-	-0-	$186,000
Sr. Vice President – Franchise	2011	$186,000	-0-	$32,198	-0-	$218,198
Support and Development	2010	$169,000	$16,900	-0-	-0-	$185,900

Jay B. Haws	2012	$174,000	-0-	-0-	-0-	$174,000
Vice President – Creative Services	2010	$174,000	-0-	$59,661	-0-	$233,661
	2009	$158,000	-0-	-0-	-0-	$158,000

(1)	Consists of life insurance premiums paid by the Company.

(2)
Represents the grant date fair value for restricted stock unit awards granted during fiscal 2010, 2011 and 2012 computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate.  A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for such fiscal years.

The following narrative discusses material information necessary to understand the information in the tables above.

Bonus and Stock Awards. For fiscal year 2012, Mr. Crail and Mr. Merryman recommended to the Compensation Committee that the named executive officers receive no bonus payment for fiscal year 2012 in the interest of the Company and its shareholders.  The Compensation Committee approved the recommendation and no level of performance based compensation was paid.

Benefits.  Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees.  Other elements of compensation for our named executive officers are participation in company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. The named executive officers also receive matching contributions by us under our 401(k) plan at a rate of 25% to 50% of 6% of base salary, which is the same benefit available to all salaried employees.

2012 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by each of the Company's named executive officers at 2012 fiscal year-end.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Franklin E. Crail
Chairman of the Board, Chief Executive Officer and President
2007 Plan	5/5/2010	-	-	-	-	(1)	8,400	$ 78,876

Bryan J. Merryman
Chief Operating Officer, Chief Financial Officer and Director
2004 Plan	6/18/2004	35,280	-	$ 7.41	6/18/2014		-	-
2004 Plan	2/21/2006	2,415	-	$ 15.09	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 16.46	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 17.83	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 19.20	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 20.57	2/21/2016		-	-
2007 Plan	7/18/2008	-	-	-	-	(2)	10,600	$ 99,534
2007 Plan	5/5/2010	-	-	-	-	(3)	12,200	$114,558

Edward L. Dudley
Sr. Vice President - Sales and Marketing
2004 Plan	6/18/2004	22,050	-	$ 7.41	6/18/2014		-	-
2004 Plan	2/21/2006	2,415	-	$ 15.09	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 16.46	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 17.83	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 19.20	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 20.57	2/21/2016		-	-
2007 Plan	7/18/2008	-	-	-	-	(4)	7,960	$ 74,744
2007 Plan	5/5/2010	-	-	-	-	(5)	2,800	$ 26,292

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Gregory L. Pope
Sr. Vice President - Franchise Development
1995 Plan	5/23/2003	18,191	-	$ 3.30	5/23/2013		-	-
2004 Plan	6/18/2004	44,100	-	$ 7.41	6/18/2014		-	-
2004 Plan	2/21/2006	2,415	-	$ 15.09	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 16.46	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 17.83	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 19.20	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 20.57	2/21/2016		-	-
2007 Plan	7/18/2008	-	-	-	-	(6)	7,760	$ 72,866
2007 Plan	5/5/2010	-	-	-	-	(7)	2,720	$ 25,541

Jay B. Haws
Vice President - Creative Services
2004 Plan	6/18/2004	22,050	-	$ 7.41	6/18/2014		-	-
2004 Plan	2/21/2006	2,415	-	$ 15.09	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 16.46	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 17.83	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 19.20	2/21/2016		-	-
2004 Plan	2/21/2006	2,415	-	$ 20.57	2/21/2016		-	-
2007 Plan	7/18/2008	-	-	-	-	(8)	7,280	$ 68,359
2007 Plan	5/5/2010	-	-	-	-	(9)	5,040	$ 47,326

(1)	On May 5, 2010, we granted Mr. Crail 10,500 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(2)	On July 18, 2008, we granted Mr. Merryman 26,500 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(3)
On May 5, 2010, we granted Mr. Merryman 12,000 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter and 5,200 restricted stock units that will vest with respect to one-half on the first anniversary of the grant date and each anniversary thereafter .

(4)	On July 18, 2008, we granted Mr. Dudley 19,900 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(5)	On May 5, 2010, we granted Mr. Dudley 3,500 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(6)	On July 18, 2008, we granted Mr. Pope 19,400 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(7)	On May 5, 2010, we granted Mr. Pope 3,400 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(8)	On July 18, 2008, we granted Mr. Haws 18,200 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(9)	On May 5, 2010, we granted Mr. Haws 6,300 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

Potential Payments on Termination or Change in Control

We have arrangements with each of our named executive officers providing for post-employment payments under certain conditions, as described below.

Employment Agreements.  We have entered into employment agreements with certain of our executives which contain, among other things, "change in control" severance provisions.  Specifically, we have entered into employment agreements with Franklin E. Crail, Edward L. Dudley, Jay B. Haws and Bryan J. Merryman.  The employment agreements generally provide that, if we terminate the executive's employment under circumstances constituting a "triggering termination," the executive will be entitled to receive, among other benefits, 2.99 times the sum of (i) the executive's annual salary and (ii) the lesser of (a) two times the bonus that would be payable to the executive for the bonus period in which the change in control occurred and (b) 25% of the executive's annual salary.  The executive will also receive an additional payment of $16,200, which represents the estimated cost to the executive of obtaining accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of COBRA coverage.

A "change in control," as used in these employment agreements, generally means a change in the control of us following (1) a person acquiring direct or indirect beneficial ownership of 20% or more of our then outstanding voting securities, without the prior approval of two-thirds of the Board of Directors, (2) a merger or other consolidation transaction in which our Board of Directors prior to the transaction constitutes less than a majority of our Board of Directors after the transaction or (3) the members of our Board of Directors during any consecutive two-year period ceasing to be the majority of the Board of Directors at the conclusion of that period.  A "triggering termination" generally occurs when an executive is terminated during a specified period preceding a change in control of us, or if the executive or we terminate the executive's employment under circumstances constituting a triggering termination during a specified period after a change in control. A triggering termination also includes a voluntary termination by the executive within five business days before an anticipated change in control with the concurrence of two concurring persons (either the Chairman of the Board of Directors or a member of our Compensation Committee) that the change in control is likely to occur during such five-business day period.  In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the change in control occurs.  If the change in control does not occur within ten business days, the executive must refund the severance payment to us.

2007 Equity Compensation Plan.  Our 2007 Equity Incentive Plan provides that in the event of a company transaction in which all of the named executive officer’s unvested restricted stock units are not converted, assumed or replaced by the successor company, such restricted stock units will immediately vest and become payable immediately prior to the company transaction. In addition, in the event of a change in control, all of the named executive officer’s unvested restricted stock units will immediately vest and become payable.

Assuming the applicable triggering event took place on February 29, 2012, the named executive officers would have been eligible for payments set forth in the following table. These payments are estimates. If a specific triggering event had actually occurred, the named executive officer would only receive the payments that applied to that specific triggering event. These payments would come from us if the triggering event occurred before a change in control and from the successor company if after a change in control.

Name of Executive Officer	Change in Control Severance Payment ($)(1)	Payment for Insurance Coverage ($)	RSU Acceleration (2)

Franklin E. Crail, Chairman of the Board, Chief Executive Officer and President	$1,080,138	$16,200	$78,876

Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer and Director	$859,625	$16,200	$214,092

Edward L. Dudley, Sr. Vice President – Sales and Marketing	$710,125	$16,200	$101,036

Gregory L. Pope Senior Vice President—Franchise Development	--	--	$98,407

Jay B. Haws Vice President – Creative Services	$650,325	$16,200	$115,685

(1)  These amounts are based on 2.99 times 125% of each executive's salary in place during fiscal year 2012.

(2)  Assumes that the intrinsic value per share is $9.39 per share, the closing price of the common stock on February 29, 2012, the last trading day of our fiscal year.

DIRECTOR COMPENSATION

Our directors do not receive any compensation for serving on the Board of Directors.  Members of our Compensation Committee are paid $750 quarterly, with the chairman of the Compensation Committee being paid $1,500 quarterly.  Audit committee members are paid $500 quarterly, with the chairman of the Audit Committee being paid $1,500 quarterly.  Additionally, audit committee members receive $250 for each meeting held by phone and $500 for each meeting held in person.  Also, an audit committee member attending all of the audit committee meetings for any fiscal year will receive a $1,000 bonus for that year.  Directors who are not also officers or employees are entitled to receive stock awards under the 2007 Plan.

Formerly, the 2000 Director’s Plan provided for automatic grants of nonqualified stock options to our directors who are not also employees or officers. The 2000 Director’s Plan provided that, during the term of the 2000 Director’s Plan, options were granted automatically to new non-employee directors upon their election.  Each such option permitted the non-employee director to purchase 32,340 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option.  Each year following adoption of the 2000 Director’s Plan, on a date established by the Compensation Committee, during the term of the 2000 Director’s Plan, options to purchase 3,234 shares of Common Stock were granted automatically to each non-employee director, if any, who is serving as a director on such date.  On August 17, 2007, our shareholders approved the 2007 Equity Incentive Plan (the “2007 Plan”), which replaced all outstanding equity plans, including the 2000 Director’s Plan.  The 2007 Plan does not provide for automatic grants of nonqualified stock options to our directors who are not also employees or officers.  Each year following adoption of the 2007 Plan, the Compensation Committee, in its administration of the 2007 Plan, will make a determination if any awards to non-employee directors, including awards to non-employee directors upon their election, are to be made.

Director Compensation for Fiscal Year 2012

The following table sets forth information regarding compensation of our non-employee directors for fiscal year 2012, which consisted of cash compensation and stock option awards, including amounts associated with serving and/or chairing Board committees.  Each of these components is described in more detail above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)(2) ($)	Option Awards (1)(2) ($)	Total ($)
Lee N. Mortenson	$14,000	$ 10,330	$ 2,892	$27,222
Gerald A. Kien	$ 7,000	$ 10,330	$ 2,892	$20,222
Scott G. Capdevielle	$ 5,750	$ 10,330	$ 2,892	$18,972
Clyde Wm. Engle	$ -0-	$ 10,330	$ 2,892	$ 13,222

(1)
On March 15, 2011, each director was granted 1,000 shares of unrestricted stock and  3,234 shares of stock options.  As of February 29, 2012, the total number of outstanding options held by each director was as follows:  Mr. Mortenson - 3,234 shares; Mr. Kien - 3,234 shares; Mr. Engle - 3,234 shares and Mr. Capdevielle - 3,234 shares.

(2)
Represents the grant date fair value for stock and option awards granted during fiscal 2012 computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate.  A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 29, 2012.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

We had no transactions with related persons during fiscal year 2012 which are required to be disclosed pursuant to SEC rules.  However, the Company has entered into Franchise Agreements and a Development Agreement with a member of the Company’s Board of Directors.  The director operates two Aspen Leaf Yogurt (a wholly owned subsidiary of the Company) locations under the Franchise Agreements and the Development Agreement provides for certain incentives if five locations are secured prior to February 1, 2013.  Total payments made by the director to the Company in fiscal year 2012 under these agreements were approximately $92,000.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not adopted a written policy or procedures governing its approval of transactions with related persons. During fiscal year 2012, the independent members of the Board of Directors reviewed and approved all related person transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We have no knowledge that any person who was a director, named executive officer or 10% or more shareholder (a "Reporting Person") at any time during fiscal 2012 failed to file, or was late in filing, any required reports under Section 16(a) of the Securities Exchange Act of 1934, as amended.  In making these disclosures, we have relied solely on written representations of our Reporting Persons, including certain written representations from our Reporting Persons that Form 5s were not required, and on the reports filed by such Reporting Persons with the Securities and Exchange Commission.

PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ehrhardt Keefe Steiner & Hottman (EKS&H) has been appointed as our independent registered public accounting firm for the fiscal year ending February 28, 2013.  EKS&H was our independent registered public accounting firm for the year ended February 29, 2012. Although we are not required to seek shareholder ratification of this appointment, the Board of Directors believes it to be sound corporate governance to do so.  If the appointment of EKS&H as our independent registered public accounting firm is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will reconsider the appointment.  It is expected that representatives of EKS&H will be present at the Annual Meeting, and the representatives of EKS&H will have the opportunity to make any statement they desire and will be available to respond to appropriate questions at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the appointment of EKS&H as our independent registered public accounting firm for the fiscal year ending February 28, 2013.

PRINCIPAL ACCOUNTANT AUDIT FEES AND SERVICES

For the fiscal years ended February 28, 2011 and February 29, 2012, EKS&H, our independent registered public accounting firm, billed the approximate fees as follows:

	2012	2011
Audit fees	$99,054	$94,393
Audit-related fees(1)	$15,718	$14,092
Tax fees(2)	$38,066	$34,631
All other fees	$0	$0

(1)
Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company's financial statements, and accounting consultations about the application of GAAP to proposed transactions.  These services support the evaluation of the effectiveness of internal controls.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor.  The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor.  Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting.  The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant's independence, and pre-approved all such services.

DEADLINES FOR SUBMITTING SHAREHOLDER NOMINATIONS AND PROPOSALS

Any shareholder wishing to have a proposal considered for inclusion in our 2013 proxy materials pursuant to SEC Rule 14a-8 must submit the proposal to us at the address below on or before March 8, 2013, unless the date of our 2013 annual meeting is more than 30 days before or after August 16, 2013, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.

Any shareholder wishing to nominate a person for election to our Board of Directors or have any other proposal brought before the meeting, but not considered for inclusion in our 2013 proxy materials as described above, must submit the proposal to us at the address below on or before June 2, 2013, and the proxy holders will have discretionary authority granted by the proxies to vote on these proposals.

All shareholder nominations and proposals must comply with the procedures outlined in our Bylaws and in SEC regulations regarding the inclusion of shareholder nominations and proposals in company-sponsored proxy materials.  Director nominations and proposals must be submitted in writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.  A copy of our Bylaws is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

ANNUAL REPORT TO SHAREHOLDERS

A copy of our 2012 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended February 29, 2012 filed with the Securities and Exchange Commission on May 24, 2012, is being made available to shareholders along with this Proxy Statement at www.edocumentview.com/RMCF. Shareholders may request to receive an additional copy of our 2012 Annual Report to Shareholders at no charge by writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.

HOUSEHOLDING

Each shareholder of record will receive a separate Notice of Internet Availability of Proxy Materials or set of proxy materials.  If you share an address with another shareholder of record and have received multiple copies of our proxy materials, you may request delivery of a single copy of these materials in writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.  If you share an address with another shareholder of record and have previously requested to receive a single copy of our proxy materials, you may receive only one set of proxy materials.  If you wish to receive a separate set of proxy materials now or in the future, you may write to us at the above address to request a separate copy of these materials.

OTHER MATTERS AT THE MEETING

As of the date of this Proxy Statement, management knows of no matters not described herein to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

ADDITIONAL INFORMATION

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended February 29, 2012 filed with the Securities and Exchange Commission on May 24, 2012, including the financial statements and schedules thereto.  In addition, such report is available, free of charge, through the investor relations section of our internet website at www.rmcf.com under the links “Investor Relations, Regulatory Filings”.

SHAREHOLDERS ARE URGED TO PROMPTLY VOTE THEIR SHARES AS DIRECTED IN THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY.

By Order of the Board of Directors

 /S/  Bryan J. Merryman
Bryan J. Merryman
Chief Operating Officer/Chief Financial Officer

June 28, 2012

Proxy - Rocky Mountain Chocolate Factory, Inc.

Meeting Details

August 16, 2012
10:00 a.m. (local time)
The DoubleTree Hotel
501 Camino Del Rio,
Durango, Colorado 81301

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints FRANKLIN E. CRAIL and TRACY D. WOJCIK, and each of them, as the undersigned’s attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the “Company”) held of record by the undersigned on June 25, 2012, at the annual meeting of shareholders to be held on August 16, 2012 or any adjournment thereof.

Please mark boxes in black ink.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT’S NOMINEES FOR ELECTION AS DIRECTORS, FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2013 AND AS THE PROXY HOLDER MAY DETERMINE IN HIS OR HER DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

(Continued and to be voted on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Mountain Time, on August 16, 2012.
Vote by Internet
• Go to www.edocumentview.com/RMCF
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &
Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Annual Meeting Proxy Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2

1.  Election of Directors
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name or write a zero (“0”) in the space following his name below.  To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name.  Each share of common stock is entitled to six votes, in the aggregate.)

	For	Withhold	Number of Votes

01 - Franklin E. Crail	[ ]	[ ]

02 - Lee N. Mortenson	[ ]	[ ]

03 - Bryan J. Merryman	[ ]	[ ]

04 - Gerald A. Kien	[ ]	[ ]

05 - Clyde Wm. Engle	[ ]	[ ]

06 – Scott G. Capdevielle	[ ]	[ ]

2.  To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013.

For	Against	Abstain
[ ]	[ ]	[ ]

3.  Issues

Each of the above-named attorneys and proxies (or his or her substitute) is authorized to vote in his or her discretion upon such other business as may properly come before the meeting or any adjournment thereof.

B  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date (dd/mm/yyyy)                         Signature 1                                                       Signature 2
______/______/_________________________________________________________________________
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.
1 U P X

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